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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AGILE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
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April 25, 2019

        You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the "Annual Meeting") that will be held on Thursday, June 6, 2019 at 9:00 a.m. local time, at the Princeton Marriott at Forrestal, 100 College Road East, Princeton, NJ 08540.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2018 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions in the proxy materials you received in the mail regarding each of these voting options.

        Thank you for your ongoing support of Agile.

Very truly yours,

Al Altomari Chairman and Chief Executive Officer

AGILE THERAPEUTICS, INC.
101 Poor Farm Road
Princeton, New Jersey 08540
NOTICE OF
2019 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, June 6, 2019 at 9:00 a.m. local time.
Place:	Princeton Marriott at Forrestal, 100 College Road East, Princeton, NJ 08540
Items of Business:	(1)

To elect two directors named in the proxy statement accompanying this notice to serve as Class II directors until the annual meeting held in 2022 and until their successors are duly elected and qualified.

(2) To ratify the appointment of Ernst & Young LLP as Agile Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2019.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 17, 2019.
Voting:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled "Questions and Answers About Procedural Matters."

By order of the board of directors,

Al Altomari Chairman and Chief Executive Officer

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 25, 2019

SUMMARY INFORMATION

        To assist you in reviewing the proposals to be acted upon at the Annual Meeting, below is a summary of each proposal and a high-level overview of our corporate governance structure. The information below is only a summary. For more information, please review the complete proxy statement and our 2018 Annual Report in full.

PROXY SUMMARY

Summary of Shareholder Voting Matters

Proposals		For More Information		Board of Directors Recommendation
1:	Election of Class II Directors for Three Year Term Expiring in 2022	Page 9	✓	FOR Each Nominee
2:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2019	Page 34	✓	FOR

Our Director Nominees

        You are being asked to vote on the election of Seth H.Z Fischer and William T. McKee as Class II directors to serve, each for a three-year term, expiring at our 2022 Annual Meeting of Stockholders. The number of members of our Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of three directors, and both of Class II and Class III consist of two directors.

        The term of office of our Class II directors expires at the Annual Meeting. We are nominating Seth H.Z Fischer and William T. McKee for re-election at the Annual Meeting to serve until the 2022 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Seth H.Z Fischer and William T. McKee. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

					Committee Memberships
		Director Since							Other Current Public Company Boards
Name	Age		Occupation	Independent	AC	CC	NG	ST
Seth H.Z. Fischer	63	2016	Chief Executive Officer of Vivus, Inc. (ret.)			M	M		Bio Sig Technologies, Inc. and Marinus Pharmaceuticals, Inc.
William T. McKee	57	2014	Chief Executive Office of MBJC Associates, LLC		C	M			Assertio Therapeutics, Inc.

AC = Audit Committee    CC = Compensation Committee    NG =    Nominating and Corporate Governance Committee    ST = Science and Technology Committee    C = Chair    M = Member

Corporate Governance Summary Facts

        The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board (set by the Board)	7
Number of Independent Directors	6
Chairman of the Board	Al Altomari
Lead Independent Director	Abhijeet Lele
All non-employee directors and board committee members are independent	Yes
Board and Committees Self-Evaluations	Annual
Review of Independence of Board and Committees	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Board oversees succession planning for the CEO	Yes
Directors may retain their own independent advisors at our expense	Yes
Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis	Yes
Corporate Guidelines	Yes

AGILE THERAPEUTICS, INC.
101 Poor Farm Road
Princeton, New Jersey 08540
PROXY STATEMENT FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the 2019 Annual Meeting of Stockholders, or Annual Meeting, to be held at 9:00 a.m. local time on Thursday, June 6, 2019, and any postponements or adjournments thereof. The Annual Meeting will be held at the Princeton Marriott at Forrestal, 100 College Road East, Princeton, NJ 08540. As used in this proxy statement, the terms "Agile," "we," "us," and "our" mean Agile Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:
Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Thursday, June 6, 2019 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Annual Meeting, this proxy statement, accompanying form of proxy card, and our 2018 Annual Report on Form 10-K to you on or about April 25, 2019. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:
What is included in the proxy materials?

A:
The proxy materials include:

•
This proxy statement for the Annual Meeting;

•
Our 2018 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2018; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:
How can I get electronic access to the proxy materials?

A:
The Company's proxy materials are available at www.proxyvote.com and at www.agiletherapeutics.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

  You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at the Princeton Marriott at Forrestal, 100 College Road East, Princeton, NJ 08540.

Q:
Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 17, 2019, or the Record Date. Admission will begin at 8:30 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 9:00 a.m. local time.

Stock Ownership

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the "stockholder of record," and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

  Beneficial owners—Many Agile stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

  As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the meeting.

  A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

  Under the DGCL, abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposals		Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
1:	Election of Class II Directors for Three Year Term Expiring in 2022	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
2:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2019	Majority of the share cast on the proposal in person or represented by proxy	Abstentions will have the effect of negative votes; broker non-votes will have no effect on the outcome of the proposal	Yes
Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 43,631,404 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Agile will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

Mailing your signed proxy card or voter instruction card in the envelope provided.	Using the Internet at www.proxyvote.com.	Calling toll-free from the United States, U.S. territories and Canada to the number found on the proxy card.

  Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, stockholders will be asked to vote:

1)
To elect the two directors identified in this proxy statement to serve as Class II directors until the Annual Meeting held in 2022 and until their successors are duly elected and qualified;

2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

3)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. "Plurality" means that the individual who receives the largest number of votes cast "for" is elected as a director, however, a nominee is not required to receive a majority of votes "for". As a result, any shares not voted "for" the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee's favor.

  Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

•
"FOR" the nominees for election as directors listed in Proposal One; and

•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

  then the persons named as proxy holders will vote your shares in the manner recommended by our board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the election of directors. Please also see the voting summary table on page 3.

  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

  If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

  If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

  Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Agile may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agile or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings.

  Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2020 annual meeting of stockholders, stockholder proposals must be received by our Corporate

  Secretary no later than December 26, 2019 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

  Requirements for stockholder proposals to be brought before an annual meeting—In addition, our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

  Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

  The "Notice Deadline" is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year's annual meeting of stockholders. As a result, the Notice Deadline for the 2020 annual meeting of stockholders is between January 7, 2020 and February 6, 2020.

  If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in "Corporation Governance—Stockholder Communications with the Board of Directors."

Q:
How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC's website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Agile's proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:
What does it mean if multiple members of my household are stockholders, but we only received one full set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees and is beneficial for the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:
What is the mailing address for Agile's principal executive offices?

A:
Our principal executive offices are located at 101 Poor Farm Road, Princeton, NJ 08540. The telephone number at that location is (609) 683-1880.

  Any written requests for additional information, copies of the proxy materials and 2018 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2019.

The proxy statement and annual report to stockholders is available at www.proxyvote.com.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class II directors, Seth H.Z. Fischer and William T. McKee will expire at this year's Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        Two Class II directors have been nominated for election at the Annual Meeting for a three-year term expiring in 2022. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Seth H.Z. Fischer and William T. McKee for election as Class II directors. The term of office of the nominees elected as directors will continue until such director's term expires in 2022, and until such director's successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class II Directors for a Term Expiring in 2022

        The following information about the nominees as of April 25, 2019, including the nominee's age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our board of directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Seth H.Z. Fischer	63	Mr. Fischer has served as a member of our board of directors since July 2016. Mr. Fischer currently serves as a member of the Board of Directors of BioSig Technologies, Inc. and of Marinus Pharmaceuticals, Inc., and is also an advisor to MedHab, LLC. Previously, Mr. Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc., a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in sexual health, where he still serves as a strategic consultant. He served in positions of increasing responsibility with Johnson & Johnson from 1983 until his retirement in 2012. Most recently, Mr. Fischer served as Company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman, Cordis Corporation from 2008 to 2012, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals from 2000 to 2004. His operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraine and products in the analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women's health areas, including ORTHO EVRA®, one of the most successful contraceptive launches in the U.S and the first ever contraceptive patch. He earned a Bachelor of General Studies from Ohio University and served as a captain in the U.S. Air Force.

Name	Age	Principal Occupation and Business Experience
William T. McKee	57	Mr. McKee has served as a member of our board of directors since March 2014. Mr. McKee currently serves as the Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving the pharmaceutical and biotech industry. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., or EKR, from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, LLC, a subsidiary of Teva Pharmaceutical Industries Limited, or Teva, and the successor entity to Barr Pharmaceuticals, Inc., or Barr, an NYSE-listed company, which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as Director of International Operations and Vice President-Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPA's, and from 1983 until 1990, he worked at Deloitte & Touche. Since March 2017, Mr. McKee has served as a member of the board of directors as well as the nominating and governance committee of Assertio Therapeutics, Inc. (formerly known as Depomed, Inc.), a specialty pharmaceutical company focused on products to treat central nervous system conditions. He has also served as the chair of Assertio's Audit Committee since January 2018. He was a director at Synthetic Genomics until December 2018 and at Cerulean Pharma Inc., until it was acquired by Daré Bioscience Operations, Inc. in July 2017. He was previously a director at Auxilium Pharmaceuticals, Inc. until it was acquired by Endo International plc in January 2015. Mr. McKee received his Bachelor of Business Administration degree from the University of Notre Dame.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS II
NOMINEES NAMED ABOVE.

        The following contains certain information about those directors whose terms do not expire at the Annual Meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the directors should serve as one of our directors. The age of each director as of April 25, 2019 is set forth below.

Incumbent Class III Directors Whose Terms Expire in 2020

Name	Age	Principal Occupation and Business Experience
Abhijeet Lele	53	Mr. Lele has been a member of our board of directors since May 2010 and Lead Independent Director since October 2016. Mr. Lele currently serves as Managing Director of Temasek International (USA) LLC, an investment company covering a broad spectrum of industries including financial services, media and technology, and life sciences and agribusiness. Previously, Mr. Lele served as a Managing Director and Head of Healthcare Investing at Investor Growth Capital, or IGC, from 2009 to December 2017. IGC focuses on late-stage venture capital and growth equity investments in healthcare and technology companies. Before joining IGC, Mr. Lele spent ten years as a Managing Member of EGS Healthcare Capital Partners, or EGS, a venture capital firm focusing on private and public investments in biotechnology, specialty pharmaceutical and medical device companies. Prior to EGS, Mr. Lele was a consultant at McKinsey & Co., where he primarily served medical device, pharmaceutical and health insurance clients. He previously held operating positions with Lederle Laboratories, Inc., Progenics Pharmaceuticals, Inc. and Clontech Laboratories, Inc. Mr. Lele previously served on the board of directors of Stereotaxis, Inc., Medarex Inc. and Aptalis Pharma Inc. He received an M.B.A. with Distinction from Cornell University and an M.A. from Cambridge University, where he studied Natural Sciences.

Name	Age	Principal Occupation and Business Experience
Ajit S. Shetty, Ph.D.	72	Dr. Shetty has served as a member of our board of directors since February 2016. Dr. Shetty spent 36 years at Johnson & Johnson, or J&J, in a wide range of global roles. From 2007 to 2012, he served as Corporate Vice President Enterprise Supply Chain reporting to the Chief Executive Officer and was responsible for the transformation and optimization of J&J's supply chain. Dr. Shetty served as Managing Director of Janssen Pharmaceutica, Belgium from 1999 to 2008, and was part of the management team that grew the Janssen Group of Companies from $1 billion to $8 billion in global sales. Dr. Shetty held the position of Executive Vice President Finance from 1991 to 1999. As President of Janssen Pharmaceutica, U.S. from 1984 to 1990, Dr. Shetty was responsible for in-licensing Durogesic, the first transdermal pain medication, which became the fourth largest J&J product in 2008, with sales reaching $2 billion. In recognition of his unique services as a business leader, Dr. Shetty was awarded the Right Honourable Sir and Title of Baron by King Albert II of Belgium in 2008 and the Life-Time Achievement Award by India in 2010. He was elected "Manager of the Year 2004" by the magazine Trends and Kanaal Z. Dr. Shetty serves as a Trustee of Carnegie Mellon University and has served on the corporate Advisory Board of Johns Hopkins Carey School of Business, the Board of Governors for GS1 (Global Standards), the Board of MCB Forum as Chairman, and the Supervisory Board of Cilag GMBH in Switzerland. He earned a Ph.D. in Metallurgy and B.A. Natural Sciences from Trinity College, Cambridge University and a Master of Business Administration from Carnegie Mellon University. We believe Dr. Shetty's qualifications to sit on our Board of Directors include his extensive pharmaceutical experience leading commercial and supply chain operations and his significant education background.

Incumbent Class I Directors Whose Terms Expire in 2021

Name	Age	Principal Occupation and Business Experience
Al Altomari	60	Mr. Altomari has served as our Chairman of the Board, President and Chief Executive Officer since October 2016 and has been a member of our Board of Directors since February 2004. Mr. Altomari served as our President and Chief Executive Officer from 2010 to 2016. Previously, Mr. Altomari served as our Executive Chairman from 2004 to 2010. From 2008 to September 2010, Mr. Altomari was also a consultant. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier's board of directors, Mr. Altomari completed the successful sale of Barrier to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. From 1982 to 2003, Mr. Altomari held numerous executive roles in general management, commercial operations, business development, product launch preparation, and finance with Johnson & Johnson. Mr. Altomari also serves on the board of directors of Insmed Inc. and Recro Pharma, Inc. Mr. Altomari received an M.B.A. from Rider University and his B.S. from Drexel University. He currently serves on LeBow College of Business Advisory Board and the Board of the Charles D. Close School of Entrepreneurship at Drexel University. He currently is a member of the Board of Directors for TASK (Trenton Area Soup Kitchen).

Name	Age	Principal Occupation and Business Experience
John Hubbard, Ph.D., FCP	62	Dr. Hubbard has served as a member of our board of directors since November 2014. Dr. Hubbard currently serves on the Strategic Advisory Board of Genstar Capital and is responsible for advising the private equity firm on investments in the area of healthcare. He also serves as a non-Executive Director on the Board of Directors of Bracket-CRF Health, a privately-owned specialty clinical trials and technology service provider. Dr. Hubbard was President and the Chief Executive Officer of Bioclinica, a leading privately-owned provider of medical imaging, clinical technology and research services until January 1, 2018. Prior to joining BioClinica, he was Senior Vice President and Worldwide Head of Development Operations for Pfizer Inc. and was responsible for the global clinical trial operations and management of more than 450 clinical projects from Phase I to IV. He was a founding member of the Board of Directors of TransCelerate Biopharma, Inc., a leading biopharma industry consortium, and served on the Executive, Audit and Finance Committees. Dr. Hubbard has been leading pharmaceutical research and development activity for over thirty years and held positions of increasing responsibility in the biopharmaceutical and clinical research and development services industries. Prior to joining Pfizer in 2010, he was Group President, Global Clinical Research Services at ICON Clinical Research, a leading global clinical research organization, where he was responsible for the global business and operations. He is an Executive Committee Member on the Clinical Trials Transformation Initiative, Board Member of Life Sciences Pennsylvania and former Chairman of the Board of the Association of Clinical Research Organizations (ACRO). During his career, Dr. Hubbard has been directly responsible for drug discovery and non-clinical pharmacology, clinical pharmacology, project management, product development optimization, commercial assessment of new chemical entities, and clinical development operations. He has led several drug development teams to successful commercialization of new chemical entities and has participated at FDA meetings to support end of Phase II and end of Phase III data presentations for psychiatric, neurological, cardiovascular, and anti-infective drugs. Dr. Hubbard received a Bachelor of Science degree in Biopsychology from the University of Santa Clara and a Doctorate from the University of Tennessee, with a research focus on the genetic basis of hypertension and autonomic dysfunction. He was a National Institute of Health Postdoctoral Fellow in Cardiovascular and Clinical Pharmacology at the University of Texas Health Sciences Center.

Name	Age	Principal Occupation and Business Experience
James P. Tursi, M.D.	54	Dr. Tursi has served as a member of our board of directors since October 2014. Dr. Tursi currently serves as Executive Vice President, Head of Research & Development, and Chief Medical Officer for Antares Pharma, Inc., a specialty pharmaceutical company focused on the development and commercialization of self-administered parenteral pharmaceutical products using advanced drug delivery auto injection technology. At Antares, he is responsible for all pharmaceutical and clinical development / medical affairs activities. Prior to Antares Pharma, Inc., he served as Chief Medical Officer for Aralez Pharmaceuticals, Inc. and was responsible for oversight of the clinical development, pharmacovigilance, medical affairs and regulatory affairs functions. Prior to Aralez Pharmaceuticals, he served as Chief Medical Officer of Innocoll AG where he was responsible for managing all clinical research and development, medical affairs and safety activities. Prior to joining Innocoll, Dr. Tursi served as the Chief Medical Officer of Auxilium Pharmaceuticals from 2011 to 2015. He served as Vice President of Clinical Research and Development at Auxilium from 2009 to 2011. Prior to Auxilium, Dr. Tursi was at GlaxoSmithKline Biologicals from 2006 to 2009, where he was the Director of Medical Affairs for cervical cancer vaccines in North America. From 2004 to 2006, Dr. Tursi served as a Medical Director for Procter & Gamble Pharmaceuticals where he worked in various therapeutic areas including female sexual dysfunction, overactive bladder, and osteoporosis. Dr. Tursi was a board-certified OB/GYN and practiced medicine for over 10 years. He was the founder of the medical education company, I Will Pass®, which assisted physicians in the process of board certification. Dr. Tursi received his Doctor of Medicine degree from the Medical College of Pennsylvania and completed his residency fellowship training at The Johns Hopkins Hospital.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" below for additional information regarding our board of directors.

CORPORATE GOVERNANCE

Corporate Governance Materials and Practices

        Our written corporate governance materials, including our Bylaws, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, and Science and Technology Committee Charter are posted on our website at www.agiletherapeutics.com under the heading "Investor Relations—Corporate Governance." Our corporate governance practices include the following:

  •
  Our board of directors has a Lead Independent Director, and all of our non-employee directors and board committee members are independent.

  •
  Our board of directors oversees succession planning for executive officers, including the Chief Executive Officer.

  •
  Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis.

  •
  Directors may retain their own independent advisors at our expense.

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  Our board of directors and each committee thereof conduct self-evaluations at least once per year to assess their performance and ways in which performance could be improved.

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  Our board of directors addresses the importance of incorporating new viewpoints through the director evaluation and nomination process. Our director composition reflects a mix of tenure on our board of directors (ranging from 3 years to 9 years), which we believe provides an effective balance of historical perspective and an understanding of the evolution of the Company with fresh perspectives and insights.

Code of Business Conduct and Ethics

        Our board of directors has adopted a code of business conduct and ethics. The code of business conduct and ethics applies to all of our employees, officers and directors. The full text of our code of business conduct and ethics is posted on our website at www.agiletherapeutics.com. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waiver of, our code of business conduct and ethics, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

        Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Six of our seven directors are independent within the meaning of the listing rules of the Nasdaq Capital Market, or Nasdaq. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

        Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company's board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to us and our management.

        Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under Nasdaq rules. The independent members of our board of directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of the members of our audit committee, William T. McKee, John Hubbard, Ph.D., FCP, and Abhijeet Lele qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

        Al Altomari is the Chairman of our board of directors and Abhijeet Lele is our Lead Independent Director. Our Lead Independent Director chairs the executive sessions of our board of director meetings, oversees the board of directors' annual self-evaluation process, provides feedback to the chief executive officer, and works with the chief executive officer to set agendas for board meetings. We have a separate chair for each committee of our board of directors, all of whom are independent directors. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our board of directors.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

        Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a science and technology committee, each of which operates pursuant to a charter adopted by our board of directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

        Audit committee.    Mr. McKee, Dr. Hubbard and Mr. Lele currently serve on the audit committee, which is chaired by Mr. McKee. Our board of directors has determined that each member of the audit committee is "independent" for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. McKee as an "audit committee financial expert," as defined under the applicable rules of the SEC. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our audit committee met nine (9) times during the year ended December 31, 2018. The audit committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm on an annual basis;

  •
  pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

  •
  reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

  •
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

  •
  coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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  establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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  recommending based upon the audit committee's review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

  •
  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

  •
  preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

  •
  reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

  •
  reviewing quarterly earnings releases.

        Compensation committee.    Dr. Tursi, Mr. McKee and Mr. Fischer currently serve on the compensation committee, which is chaired by Dr. Tursi. Our board of directors has determined that each member of the compensation committee is "independent" as defined in applicable Nasdaq rules. The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our compensation committee met twelve (12) times during the year ended December 31, 2018. The compensation committee's responsibilities include:

  •
  annually reviewing and making recommendations to the board of directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;

  •
  evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the board of directors with respect to the compensation of our chief executive officer;

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  reviewing and approving the compensation of our other executive officers;

  •
  reviewing and establishing our overall management compensation, philosophy and policy;

  •
  overseeing and administering our compensation and similar plans;

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  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  reviewing and making recommendations to the board of directors with respect to director compensation;

  •
  reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

  •
  reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers.

        Certain of our executive officers may provide information and assist our compensation committee in carrying out its functions, however, the Committee considers potential compensation actions and makes decisions independently. Our compensation committee has engaged the services of Pay Governance LLC, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Pay Governance LLC reports directly to the compensation committee. Pay Governance LLC does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pay Governance LLC does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.

        Nominating and corporate governance committee.    Mr. Lele, Dr. Shetty and Mr. Fischer currently serve on the nominating and corporate governance committee, which is chaired by Mr. Lele. Our board of directors has determined that each member of the nominating and corporate governance committee is "independent" as defined in applicable Nasdaq rules. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our nominating and corporate governance committee met two (2) times during the year ended December 31, 2018. The nominating and corporate governance committee's responsibilities include:

  •
  developing and recommending to the board of directors criteria for board and committee membership;

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  establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

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  reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

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  identifying individuals qualified to become members of the board of directors;

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  recommending to the board of directors the persons to be nominated for election as directors and to each of the board's committees;

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  developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

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  developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and

  •
  overseeing the evaluation of the board of directors and management.

        Science and Technology Committee.    Dr. Hubbard, Dr. Shetty and Dr. Tursi currently serve on the science and technology committee, which is chaired by Dr. Hubbard. The science and technology committee operates under a written charter, which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our science and technology committee met five (5) times during the year ended December 31, 2018. The science and technology committee's responsibilities include:

  •
  identifying and discussing new and emerging trends in pharmaceutical science, technology, pharmaceutical regulation and manufacturing, and, as necessary, reporting to the board of directors on such trends and the committee's deliberations;

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  reviewing, evaluating and advising the board of directors regarding the quality, direction and competitiveness of our research and development and manufacturing programs;

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  reviewing, evaluating and advising the board of directors regarding our progress in achieving its long-term strategic research and development goals and objectives; reviewing and making recommendations to the board of directors on our internal and external investments in science, technology and manufacturing. For any external investments in research and development (e.g., potential acquisitions, alliances, collaborations, equity investments, contracts and grants) that require approval by the board of directors, the committee provides the Board with its recommendation prior to board of directors' action unless time does not permit;

  •
  regularly reviewing our pipeline of product candidates and clinical development performance;

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  providing assistance to the compensation committee in setting any pipeline or development performance metric(s) under our incentive compensation programs and reviewing the performance results;

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  evaluating its own performance annually and delivering a report to the board of directors setting forth the results of the evaluation;

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  reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the board of directors for its approval; and

  •
  performing any other activities consistent with its charter, our amended and restated bylaws and governing law or regulation, as the committee or the board of directors deems necessary or appropriate.

        Our board of directors may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

        In the past three years, none of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Meetings of the Board of Directors

        The full board of directors met thirteen (13) times during the year ended December 31, 2018. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our year ended December 31, 2018.

        It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors. All of our directors at the time of our 2018 annual meeting of stockholders attended the 2018 annual meeting of stockholders.

Board Oversight of Risk

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under "Risk Factors" in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, regulatory and legal compliance, and cyber-security; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Agile, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Nomination Process

        In considering whether to recommend any candidate for inclusion in our board of directors' slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate's integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. We believe that the value of diversity on the board should be considered by the nominating and corporate governance committee in the director identification and nomination process. The committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law or Company policy.

        Stockholders may also nominate persons to be elected as directors. Our nominating and corporate governance committee will consider director candidates recommended by our stockholders, in accordance with our bylaws. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in our bylaws. In evaluating candidates recommended by our stockholders, our nominating and corporate governance committee applies the same criteria as discussed above. To nominate a person to stand for election as a director, a stockholder must provide our Secretary with timely notice of the nomination and the notice must include the information required by Section 2.4 of our bylaws.

Director Compensation

        During our fiscal year ended December 31, 2018, we paid cash fees and granted options to purchase shares of our common stock to our non-employee directors who served on our board of directors. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or has a business relationship with us that would require disclosure under certain SEC rules. Mr. Altomari, our chief executive officer and a member of our board of directors, did not receive any compensation from us during our fiscal year ended December 31, 2018 for his service as a director and is not included in the table below.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
Seth H.Z. Fischer	$50,000	$19,500	$69,500
John Hubbard, Ph.D.	$60,000	$19,500	$79,500
Abhijeet Lele	$75,000	$19,500	$94,500
William T. McKee	$60,000	$19,500	$79,500
Ajit S. Shetty, Ph.D.	$50,000	$19,500	$69,500
James P. Tursi, M.D.	$57,500	$19,500	$77,000

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
As of December 31, 2018, our non-employee directors held the following aggregate number of shares under outstanding stock options (representing unexercised option awards—both exercisable and unexercisable) and unvested restricted stock unit awards:

Name	Aggregate Number of Shares Underlying Option Awards	Aggregate Number of Shares Underlying RSU Awards
Seth H.Z. Fischer	85,000	—
John Hubbard, Ph.D.	113,000	—
Abhijeet Lele	113,000	—
William T. McKee	113,000	—
Ajit S. Shetty, Ph.D.	99,000	—
James P. Tursi, M.D.	113,000	—

Non-Employee Director Compensation

        For 2018, each member of our board of directors who is not an employee of Agile received the following cash compensation for board services, as applicable:

  •
  $40,000 per year for service as a board of directors member;

  •
  $20,000 per year for service as lead independent director;

  •
  $15,000 per year for service as chairman of the audit committee;

  •
  $12,500 per year for service as chairman of the compensation committee;

  •
  $7,500 per year for service as chairman of the nominating and corporate governance committee;

  •
  $12,500 per year for service as chairman of the science and technology committee; and

  •
  $5,000 per year for service as a member on each committee, except each member of the audit committee received $7,500 per year for service in that role.

        Non-employee members of our board of directors receive automatic grants of non-statutory stock options under our 2014 Amended and Restated Incentive Compensation Plan. Each non-employee director joining our board of directors will automatically be granted a non-statutory stock option to purchase 21,000 shares of common stock with an exercise price equal to the fair market value of our common stock on the grant date. The shares subject to each initial option grant will vest in three successive equal annual installments over the 3-year period measured from the date of the non-employee director's election to our board of directors, subject to the non-employee director's continued board service through each vesting date and provided that the director attends at least 75% of the board meetings held during each respective year of board service.

        In addition, on the date of each annual meeting of our stockholders, each non-employee director is automatically granted a non-statutory stock option to purchase shares of our common stock on that date with an exercise price equal to the fair market value of our common stock on the grant date. In 2018, each non-employee director received a stock option to purchase 50,000 shares of common stock. The shares subject to each annual grant will vest on the first anniversary of the grant date, subject to the non-employee director's continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service. The number of stock option shares granted to our non-employee members of our board was increased in 2018 from 14,000 to 50,000 and the practice of awarding restricted stock units, or RSUs, which was started in 2017, was suspended pending a further review of total director equity compensation by our board of directors. The decision to increase the number of stock option shares and discontinue RSUs was based on a review of director equity compensation by our board that included participation by the board's compensation committee advisor, PayGovernance LLC. In making this determination, our board of directors considered our business plan, our stock price and potential dilution to stockholders, and the need to adequately compensate our directors for their service.

        The shares subject to each option grant under the director compensation policy will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of our outstanding voting stock or (iii) a change in the majority of our board of directors effected through one or more proxy contests for board membership, or a Change in Control. All automatic director options have a maximum term of ten years.

        We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Limitation of Liability and Indemnification Arrangements

        As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated by-laws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated by-laws provide that we will:

  •
  indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and

  •
  advance expenses, including attorneys' fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by this person in any action or proceeding arising out of this person's services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these indemnification agreements, along with the provisions of our amended and restated certificate of incorporation and amended and restated bylaws are necessary to attract and retain qualified persons as directors and executive officers.

        We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

        The following table provides information concerning our executive officers as of April 25, 2019:

Name	Age	Position
Al Altomari	60	Chairman and Chief Executive Officer
Scott M. Coiante	52	Senior Vice President and Chief Financial Officer
Elizabeth Garner, M.D., MPH	51	Senior Vice President and Chief Medical Officer
Geoffrey P. Gilmore	53	General Counsel
Robert G. Conway	62	Senior Vice President, Enterprise Management and Information Management

        Al Altomari.    Please see Mr. Altomari's biography on page 12 of this proxy statement under the section entitled "Proposal One—Election of Directors—Incumbent Class I Directors Whose Terms Expire in 2021."

        Scott M. Coiante.    Mr. Coiante has served as our Senior Vice President and Chief Financial Officer since June 2011. He joined us in December 2010 and served as our Vice President of Finance between then and June 2011. Beginning in 2005, he served as Vice President Finance, Treasurer, Principal Accounting Officer at Medarex, Inc., a publicly listed biopharmaceutical company, which Bristol-Myers Squibb Co. acquired in September 2009, and during 2002 through 2005, he served as Director of Finance. While at Medarex, he was responsible for corporate financial functions including treasury, accounting, SEC reporting, tax and assurance. From 1989 to 2002, he held management positions of increasing responsibilities at Ernst & Young LLP, which included managing audit engagements, financial preparation, and financial reporting for client public offerings, both initial and follow-on, and SEC registration filing statements for both public and private companies, predominantly within the life science and pharmaceutical industries. He holds a B.S. in accounting from Villanova University.

        Elizabeth Garner, M.D., M.P.H.    Dr. Garner has served as our Senior Vice President and Chief Medical Officer since January 2014. Previously, she served as Vice President, Medical Affairs, Women's Health and Preventive Care at Myriad Genetics Laboratories from 2012 to 2014. From 2011 to 2012, she was Senior Medical Director, Women's Health at Abbott Laboratories where she served as the Clinical Lead, Endometriosis Program. Prior to that, Dr. Garner served as Associate Director and then Director, Vaccines Clinical Research at Merck Research Laboratories from 2007 to 2011. Dr. Garner received joint M.D. and M.P.H degrees from Harvard Medical School and the School of Public Health. She completed her residency in obstetrics and gynecology at Brigham and Women's/Massachusetts General Hospitals; her subspecialty fellowship in gynecologic oncology at Brigham and Women's and the Dana Farber Cancer Institute; and received board certification in both general Obstetrics and Gynecology and Gynecologic Oncology. Prior to entering the pharmaceutical industry, she had several years of experience in academic clinical practice, research and teaching at Harvard Medical School.

        Geoffrey P. Gilmore.    Mr. Gilmore has been our General Counsel since August 2014. From 2012 to April 2016, Mr. Gilmore was a principal of Life Sciences Advisory Services, providing consulting services to the pharmaceutical and life science industries. He served as Senior Vice President, General Counsel and Corporate Secretary of Amicus Therapeutics, Inc., a public bio-pharmaceutical company, from 2008 to 2012. Prior to joining Amicus, Mr. Gilmore spent 10 years at Bristol-Myers Squibb where he held roles of increasing responsibility in the legal department with the Commercial, Intellectual Property, and R&D legal groups, served in the Office of the Corporate Secretary and then reported to the General Counsel as Vice-President and Senior Counsel, Corporate Securities. Mr. Gilmore began his legal career in the business and finance groups at Philadelphia based law firms, Ballard Spahr LLP and Montgomery McCracken Walker & Rhoads LLP. Mr. Gilmore received his B.A. degree from Franklin and Marshall College, and his J.D. from the University of Michigan Law School.

        Robert G. Conway.    Mr. Conway has served as our Senior Vice President, Enterprise Planning and Information Management since October 2017. Prior to that, he served as our Senior Vice President of Operations from 2014 to 2017 and as our Chief Development Officer and Vice President of Operations from 2004 to 2014. Mr. Conway has over thirty years of practice in U.S. and international operations with an extensive background in the medical device, pharmaceutical and consumer products industries. Mr. Conway has also previously served as Principal of R. G. Conway and Associates, an independent engineering and project management-consulting firm. Prior to consulting in 1997, Mr. Conway began his career in healthcare with Johnson & Johnson and later joined a Johnson & Johnson supported venture-backed medical device company operating as President and Chief Operating Officer. Mr. Conway holds a B.S. degree in Mechanical Engineering from New Jersey Institute of Technology.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information concerning the compensation paid to our President and Chief Executive Officer, Chief Financial Officer and Chief Medical Officer, for the fiscal years ended December 31, 2018 and 2017. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary	Bonus(1)	Restricted Stock Unit Awards		Option Awards(2)(3)	Nonequity Incentive Plan Compensation		All Other Compensation		Total
Al Altomari	2018	$494,400	$100,000	$122,186	(4)	$630,440	$149,550	(6)	$23,305	(8)	$1,519,881
Chairman & Chief	2017	$492,000	$—	$—		$367,200	$123,600	(7)	$26,117		$1,008,917
Executive Officer
Scott M. Coiante	2018	$321,400	$100,000	$55,602	(4)	$296,680	$70,700	(6)	$28,353	(9)	$872,735
Sr. VP & Chief Financial	2017	$319,833	$—	$79,100	(5)	$153,000	$56,245	(7)	$27,117		$635,295
Officer
Elizabeth Garner, M.D., M.P.H	2018	$371,300	$100,000	$64,235	(4)	$296,680	$81,700	(6)	$50,124	(10)	$964,039
Sr. VP & Chief Medical	2017	$369,500	$—	$79,100	(5)	$153,000	$64,977	(7)	$53,020		$719,597
Officer

(1)
Represents an incentive award granted in connection with a retention plan adopted by the Company on June 20, 2018, or the Retention Plan, to induce employees to remain continuously employed by the Company through December 31, 2018 and paid on January 4, 2019.

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)
Includes grant date fair value of stock option awards that were granted on June 20, 2018, in connection with the Retention Plan, in order to induce employees to remain employed by the Company through December 31, 2019.

(4)
Represents total grant date value of restricted stock units that were granted on January 24, 2018, which is based on the closing price of Agile common stock on the grant date and the total number of restricted stock units granted. These restricted stock units vested and were delivered on January 24, 2019. This amount does not reflect the actual economic value that will be realized by the named executive officer.

(5)
Represents total grant date value of restricted stock units that were granted on January 25, 2017, which is based on the closing price of Agile common stock on the grant date and the total number of restricted stock units granted. These restricted stock units vested as follows: 17,500 units vested and were delivered on January 25, 2018 and 17,500 units vested and were delivered on January 25, 2019. This amount does not reflect the actual economic value that will be realized by the named executive officer.

(6)
Represents an annual incentive award earned as result of our performance in the 2018 fiscal year paid in February 2019. The amounts included reflect the compensation committee's determination to set the level of achievement at 55% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2018, as discussed further below.

(7)
Represents an annual incentive award earned as result of our performance in the 2017 fiscal year paid in January 2018. Each of the named executive officers agreed to receive such award in the form of restricted stock units, or RSUs, in lieu of cash, as described further below. The amounts included reflect the compensation committee's determination to set the level of achievement at 50% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2017.

(8)
Represents $20,795 for premiums paid by us for health and group life insurance and $2,510 paid by us for life insurance.

(9)
Represents $27,830 for premiums paid by us for health and group life insurance and $523 paid by us for life insurance.

(10)
Represents $20,000 in commuting assistance bonuses paid to Dr. Garner during 2018, and $30,124 for premiums paid by us for health and group life insurance.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

        Pursuant to employment agreements entered into with us, each of our named executive officers is eligible to receive (i) a base salary and (ii) an annual performance bonus payable in cash, stock or a combination at the discretion of the compensation committee of the board of directors. The target amount of each named executive officer's annual performance bonus is a percentage of his or her base salary, as set forth in the table below, and the actual amount payable is based on the achievement of individual and corporate objectives. In addition, in 2018, we implemented a retention plan to induce employees to remain with the Company as further described below.

Base Salary and Annual Performance Bonus

        The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2018, is listed in the table below:

Name	2018 Base Salary	2018 Target Performance Bonus
Al Altomari	494,400	55%
Scott M. Coiante	321,400	40%
Elizabeth Garner, M.D., MPH	371,300	40%

        None of our named executive officers received an increase in their respective base salaries for 2018. Our board of directors made the decision to not increase the base salaries of the named executive officers in order to conserve cash. For 2019, the board approved a 3% increase in the base salary for each officer, which will become effective as of March 1, 2019, when our resubmitted new drug application, or the NDA, for Twirla is accepted for review by the U.S. Food and Drug Administration, or the FDA. Upon the achievement of that milestone, Mr. Altomari's salary will increase to $509,200, Mr. Coiante's salary will increase to $331,000, and Dr. Garner's salary will increase to $382,400.

        Objectives for the named executive officers' target bonuses for our fiscal year ended December 31, 2018 included two general categories: (1) activities to support the approval of Twirla® by December 31, 2018 and management of the resubmission process to ensure a timely review by the FDA, collectively weighted at 80% of the total bonus potential, and (2) management of our financial and liquidity position for 2018 and activities to support the commercial launch of Twirla collectively weighted at 20% of the total bonus potential.

        Objectives for the 2018 named executive officer target bonuses were deemed to be achieved at 55%, which in the discretion of the compensation committee reflected that (i) while the NDA for Twirla was not resubmitted to the FDA during 2018, the Company pursued formal dispute resolution with the FDA and obtained a potential path forward for seeking approval of Twirla without the need for reformulation, and (ii) the Company's ability to manage its cash position to enable it to continue seeking approval of Twirla. The named executive officers received bonus payments equal to the applicable target amounts set forth above.

        Each of our named executive officers is eligible to receive certain benefits if his or her employment is terminated under certain circumstances, as described under "Severance and Change in Control Benefits" below.

2018 Retention Plan

        On June 20, 2018, we adopted the Retention Plan to provide (i) cash retention payments to all remaining employees of the Company in order to induce such employees to remain employed by the Company through December 31, 2018, and (ii) stock option grants to all remaining employees of the

Company in order to induce such employees to remain employed by the Company through December 31, 2019.

        Employees who participated in the Retention Plan and (i) remained continuously employed by the Company through December 31, 2018 or (ii) were terminated by the Company other than for cause (as defined in an applicable employment agreement, or, if no employment agreement exists, as determined by the Company in good faith) prior to December 31, 2018, were paid a lump-sum cash payment in an amount determined by the compensation committee of our board of directors at the time of the adoption of the Retention Plan. Eligible employees who terminated service prior to December 31, 2018 for any reason other than termination of employment by the Company without cause, did not receive retention payments. The cash retention payments were made in January 2019.

        In addition, all remaining employees were granted a stock option to purchase the number of shares of common stock of the Company as approved by our board's compensation committee, with a per share exercise price of $0.58 which was equal to the closing price of the Company's common stock as reported by Nasdaq on June 20, 2018. Each option will vest in four equal 25% installments on the following dates: (i) June 20, 2018, (ii) December 31, 2018, (iii) June 30, 2019, and (iv) December 31, 2019.

        Messrs. Altomari and Coiante, and Dr. Garner are participating in the Retention Plan. On January 4, 2019, they each received a cash retention payment of $100,000. In addition, they were each granted a stock option to purchase 150,000 shares of the Company's common stock on the terms described above.

Equity Compensation

        We have historically offered stock options as the primary long-term incentive vehicle to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as "incentive stock options" for U.S. federal income tax purposes. We typically grant stock options to new hires upon their commencing employment with us. Awards to newly hired employees generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        As part of an annual compensation evaluation of our named executive officers at the beginning of each year, the compensation committee of the board of directors considers granting stock options and other long-term incentive vehicles to our named executive officers based on such executive's individual performance for the preceding year and as an incentive for future performance. Stock options are granted under our 2014 Amended and Restated Incentive Compensation Plan, or the 2014 Plan, and generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        Effective January 29, 2019, the compensation committee of our board of directors granted to:

  •
  Mr. Altomari stock options to purchase (i) 540,900 shares of our common stock at an exercise price of $0.84 per share, which was the closing price of our common stock on January 29, 2019 as reported by Nasdaq, and (ii) 154,400 shares of our common stock at an exercise price of $2.50 per share, which was a premium to the closing price of our common stock on January 29, 2019 as reported by Nasdaq.

  •
  Mr. Coiante stock options to purchase (i) 172,600 shares of our common stock at an exercise price of $0.84 per share, which was the closing price of our common stock on January 29, 2019 as reported by Nasdaq, and (ii) 38,500 shares of our common stock at an exercise price of $2.50 per share, which was a premium to the closing price of our common stock on January 29, 2019 as reported by Nasdaq.

  •
  Dr. Garner stock options to purchase (i) 172,600 shares of our common stock at an exercise price of $0.84 per share, which was the closing price of our common stock on January 29, 2019 as reported by Nasdaq, and (ii) 38,500 shares of our common stock at an exercise price of $2.50 per share, which was a premium to the closing price of our common stock on January 29, 2019 as reported by Nasdaq.

        The compensation committee made its decision to grant stock options to our named executive officers, based on their individual performance for 2018.

  2018 Performance Grants

        In addition, on January 24, 2018, the compensation committee granted performance-based restricted stock units, or Performance Units, under our 2014 Plan to the named executive officers, subject to the terms and conditions set forth in the issuance agreement for such Performance Units and the 2014 Plan. The Performance Units did not satisfy the minimum performance conditions established under the program, which included NDA approval of Twirla, and thus these awards were forfeited.

        As described under "Outstanding Equity Awards as of December 31, 2018" below, all outstanding and unvested options held by our named executive officers are subject to accelerated vesting in the event we experience a change in control and the stock options are not assumed by the successor corporation, or at the discretion of the board of directors. In addition, all outstanding equity awards held by our named executive officers are subject to accelerated vesting in the event of a termination without cause or resignation for good reason that occurs in connection with a change in control, as described under "Severance and Change in Control Benefits" below.

Outstanding Equity Awards as of December 31, 2018

        The following table sets forth information regarding each outstanding equity award held by each of our named executive officers as of December 31, 2018. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

        The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(5)
Al Altomari	3/10/2010		16,541	—	$0.71	3/9/2020
	12/9/2010		144,599	—	$1.76	12/8/2020
	12/6/2012		262,145	—	$4.38	12/5/2022
	6/24/2014		72,500	—	$10.75	6/23/2024
	2/19/2015		86,250	3,750	$9.45	2/18/2025
	2/19/2015		86,250	3,750	$10.75	2/18/2025
	2/8/2016		70,826	29,174	$5.93	2/7/2026
	1/25/2017		115,000	125,000	$2.26	1/24/2027
	1/24/2018		—	256,000	$3.46	1/23/2028
	1/24/2018						35,314	$20,482
	6/20/2018	(3)	75,000	75,000	$0.58	6/19/2028
Scott M. Coiante	12/9/2010		23,866	—	$1.76	12/8/2020
	12/6/2012		26,227	—	$4.38	12/5/2022
	3/28/2014		28,700	—	$8.01	3/27/2024
	6/24/2014		118,000	—	$10.75	6/23/2024
	2/19/2015		35,963	1,537	$9.45	2/18/2025
	2/19/2015		35,963	1,537	$10.75	2/18/2025
	2/8/2016		67,288	27,712	$5.93	2/7/2026
	1/25/2017		47,913	52,087	$2.26	1/27/2027
	1/25/2017						17,500	$10,150
	1/24/2018		—	107,000	$3.46	1/23/2028
	1/24/2018						16,070	$9,321
	6/20/2018	(3)	75,000	75,000	$0.58	6/19/2028
Elizabeth Garner, M.D., M.P.H	3/6/2014	(4)	62,440	—	$8.01	3/5/2024
	3/28/2014		21,770	—	$8.01	3/27/2024
	6/24/2014		118,000	—	$10.75	6/23/2024
	2/19/2015		47,928	2,072	$9.45	2/18/2025
	2/19/2015		47,928	2,072	$10.75	2/18/2025
	2/8/2016		63,750	26,250	$5.93	2/7/2026
	1/25/2017		47,913	52,087	$2.26	1/24/2027
	1/25/2017						17,500	$10,150
	1/24/2018		—	107,000	$3.46	1/23/2028
	1/24/2018						18,565	$10,768
	6/20/2018	(3)	75,000	75,000	$0.58	6/19/2028

(1)
Except as otherwise indicated, the option awards listed in the table above vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the executive's continuous service with us through the vesting date.

(2)
All of the option awards listed in the table above were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of grant.

(3)
37,500 options vested on each of June 20, 2018 and December 31, 2018. The remaining options vest as follows: 37,500 on June 30, 2019 and 37,500 on December 31, 2019.

(4)
Upon the initial grant, 50% of the shares subject to the option were scheduled to vest over four years provided Dr. Garner remains in continued service with us through that time and 50% of the shares subject to the option were intended to vest upon attainment of certain specified performance goals. Of the 50% subject to service-based vesting, 7,805 shares vested on December 23, 2014 and the remainder vests in substantially equal monthly installments commencing January 2015 and ending in December 2017. On April 24, 2015, the Compensation Committee amended the option to eliminate the performance goals and provide that 100% of the shares subject to the option are subject to vesting based on Dr. Garner's continuous service with the Company as if service-based vesting applied to 100% of the shares subject to the option as of the date of grant, as more fully described above in "Equity Compensation."

(5)
Market value is based on the closing price of $0.58 on December 31, 2018, the last trading day of 2018.

Severance and Change in Control Benefits

Al Altomari

        We entered into an employment agreement with Mr. Altomari on October 11, 2010, which was amended on December 18, 2012, and amended and restated on April 12, 2016. Pursuant to the terms of the agreement, Mr. Altomari is entitled to receive certain benefits in the event his employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Altomari's health insurance premiums for a period of 12 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Altomari shall be paid in full upon the change in control.

        In the event Mr. Altomari's employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of Mr. Altomari's health insurance premiums for a period of 12 months following the date of his termination due to his disability or until Mr. Altomari obtains other employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Altomari's target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Altomari's health insurance premiums for a period of 18 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Altomari (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Altomari would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Mr. Altomari's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Mr. Altomari's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Altomari's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Altomari's willful violation of the Company's bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Mr. Altomari's execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for an 18-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 12-month period following his termination date in all other cases.

Scott M. Coiante

        We entered into an employment agreement with Mr. Coiante on April 12, 2016. Pursuant to the terms of the agreement, Mr. Coiante is entitled to receive certain benefits in the event his employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Mr. Coiante terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 6 months, and (ii) reimbursement of Mr. Coiante's health insurance premiums for a period of 6 months following the date of his termination or until Mr. Coiante obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Coiante shall be paid in full upon the change in control.

        In the event Mr. Coiante's employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 6 months following the date of his termination, and (ii) reimbursement of Mr. Coiante's health insurance premiums for a period of 6 months following the date of his termination due to his disability or until Mr. Coiante obtains employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Mr. Coiante terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.0 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Coiante's target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Coiante's health insurance premiums for a period of 12 months following the date of his termination or until Mr. Coiante obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Coiante (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Coiante would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Mr. Coiante's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Mr. Coiante's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Coiante's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Coiante's willful violation of the Company's bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Mr. Coiante's execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 6-month period following his termination date in all other cases.

Elizabeth Garner, M.D., M.P.H.

        We entered into an employment agreement with Dr. Garner on April 12, 2016. Pursuant to the terms of the agreement, Dr. Garner is entitled to receive certain benefits in the event her employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Dr. Garner terminates her employment for good reason or if we terminate her employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, she is entitled to receive the following severance benefits: (i) base salary continuation for a period of 6 months, and (ii) reimbursement of Dr. Garner's health insurance premiums for a period of 6 months following the date of her termination or until Dr. Garner obtains other employment, whichever is sooner. In the event of a change in control following her termination, any base salary continuation payments still due to Dr. Garner shall paid in full upon the change in control.

        In the event Dr. Garner's employment terminates as a result of her disability, she will be entitled to receive (i) base salary continuation for a period of 6 months following the date of her termination, and (ii) reimbursement of Dr. Garner's health insurance premiums for a period of 6 months following the date of her termination due to her disability or until Dr. Garner obtains other employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Dr. Garner terminates her employment for good reason or if we terminate her employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, she is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.0 times her then annual rate of base salary, (ii) a lump sum cash payment equal to Dr. Garner's target annual bonus for the year in which her termination occurs, (iii) reimbursement of Dr. Garner's health insurance premiums for a period of 12 months following the date of her termination or until Dr. Garner obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Dr. Garner (whether or not under her employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that she is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or her subsequent termination of employment. However, such reduction will not be made if Dr. Garner would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Dr. Garner's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Dr. Garner's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Dr. Garner's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Dr. Garner's willful violation of the Company's bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Dr. Garner's execution and non-revocation of a general release of claims against the Company, and her compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after her termination without cause or for good reason upon or within 12 months following a change of control and a 6-month period following her termination date in all other cases.

Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees would be eligible generally, including reimbursement of certain medical expenses incurred by such named executive officer and, if applicable, his or her eligible dependents, through a health reimbursement account funded by us.

        Effective April 12, 2016, the compensation committee of our board of directors approved a life insurance benefit for our named executive officers in an amount equal to up to twice the named executive officer's base salary and target bonus capped at $1,000,000.

        We do not generally provide our named executive officers with perquisites or other personal benefits (other than periodic payment of commuting expenses and severance benefits, and the life insurance benefit, as described above).

COMPENSATION COMMITTEE REPORT

        The information contained in the following report of Agile's compensation committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

        The compensation committee has reviewed and discussed the section captioned "Executive Compensation," included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this "Executive Compensation" section be included in our annual report on Form 10-K and in this proxy statement.

Submitted by the compensation committee of the board of directors:

James Tursi, M.D. (Chair)
Seth H.Z. Fischer
William T. McKee

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2019. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2009. Our audit committee reviews the engagement of Ernst & Young LLP annually following completion of Ernst & Young LLP's audit of the prior year's financial statements. Our audit committee is directly responsible for the appointment, compensation, retention, oversight and termination of our independent auditors in accordance with Nasdaq listing standards. The audit committee also is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. Under SEC rules and Ernst & Young LLP's practice, the lead engagement audit partner, as well as consulting partner, are each required to change every five years. Our audit committee interviewed and approved the audit partner.

        Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Agile and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2018 and 2017:

	2018	2017
Audit Fees(1)	$259,400	$420,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$259,400	$420,000

(1)
Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including our 2017 public offering of common stock in connection with our shelf registration statement. Included in the 2017 audit fees are $70,000 of fees billed in connection with our public offerings of common stock.

(2)
Audit-Related Fees: Consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
All Other Fees: Consists of the aggregate fees billed for products and services provided, other than the services reported as Audit Fees, Audit-Related Fees or Tax Fees.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2019 (except as otherwise noted) for:

  •
  based on reports filed with the SEC, each person, or group of persons, who beneficially owns more than five percent (5%) of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 43,631,404 shares of common stock outstanding at April 17, 2019. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of April 17, 2019. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Agile Therapeutics, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Perceptive Advisors LLC(2)	8,426,750	19.3%
ProQuest Investments(3)	5,062,363	11.6%
Investor Growth Capital(4)	3,510,189	8.1%
Named Executive Officers and Directors
Al Altomari(5)	1,298,009	2.9%
Elizabeth Garner M.D., MPH(6)	594,004	1.3%
Scott M. Coiante(7)	568,205	1.3%
Abhijeet Lele(8)	150,949	*
John Hubbard, Ph.D., FCP(9)	130,949	*
William T. McKee(10)	130,949	*
James P. Tursi(11)	130,949	*
Ajit Shetty, Ph.D.(12)	123,949	*
Seth H.Z. Fischer(13)	95,949	*
All current executive officers and directors as a group (11 persons)	3,775,642	8.5%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 43,631,404 shares outstanding on April 17, 2019.

(2)
Share ownership information is based upon a Schedule 13 G filed by Perceptive Life Sciences Master Fund, Ltd. (the "Fund"), Perceptive Advisors LLC (the "Advisor") and Joseph Edelman on March 4, 2019. These shares are held of record by the Fund. The Advisor serves as the investment manager of the Fund and Mr. Edelman is the managing member of the Advisor. As such, the Fund, the Advisor and Mr. Edelman may each be deemed to share voting and investment power over these shares. The address for each of the Fund, the Advisor and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.

(3)
Includes (a) 3,103,488 shares of common stock held by ProQuest Investments III, L.P. and (b) 1,958,875 shares of common stock held by ProQuest Investments IV, L.P. Jay Moorin and Alain Schreiber, M.D. are managing members of ProQuest Associates III, LLC and ProQuest Associates IV, LLC, the general partners of ProQuest Investments III, L.P. and ProQuest Investments IV, L.P., respectively and may be deemed to have shared voting, investment and dispositive power with respect to these shares. The address for ProQuest Investments III, L.P. and ProQuest Investments IV, L.P. is 2430 Vanderbilt Beach Road #108-190, Naples FL 34109.

(4)
Includes (a) 1,000,618 shares of common stock held by Investor Growth Capital Limited, (b) 428,837 shares of common stock held by Investor Group, L.P. and (c) 2,080,734 shares of common stock held by IGC Fund VI, L.P. Investor Growth Capital Limited is a Cayman Islands limited company and an indirectly wholly owned subsidiary of Investor AB, a publicly held Swedish company. Investor Group, L.P. is a Guernsey limited partnership of which Investor Growth Capital, LLC, a Delaware limited liability company, which is indirectly wholly-owned by Investor AB, serves as the general partner. IGC Fund VI, L.P. is a limited partnership of which Investor Growth Capital, LLC, a Delaware limited liability company, which is indirectly wholly-owned by Investor AB, serves as the general partner. The address for Investor Growth Capital is 1177 Avenue of the Americas, 47th Floor, New York, NY 10036.

(5)
Includes (a) 238,568 shares of common stock owned by Mr. Altomari and (b) 1,059,441 shares of common stock that Mr. Altomari has the right to acquire from us within 60 days of April 17, 2019.

(6)
Includes (a) 47,800 shares of common stock owned by Dr. Garner and (b) 546,204 shares of common stock that Dr. Garner has the right to acquire from us within 60 days of April 17, 2019.

(7)
Includes (a) 48,256 shares of common stock owned by Mr. Coiante and (b) 519,949 shares of common stock that Mr. Coiante has the right to acquire from us within 60 days of April 17, 2019.

(8)
Includes (a) 37,949 shares of common stock owned by Mr. Lele and (b) 113,000 shares of common stock that Mr. Lele has the right to acquire from us within 60 days of April 17, 2019.

(9)
Includes (a) 17,949 shares of common stock owned by Dr. Hubbard and (b) 113,000 shares of common stock that Dr. Hubbard has the right to acquire from us within 60 days of April 17, 2019.

(10)
Includes (a) 17,949 shares of common stock owned by Mr. McKee and (b) 113,000 shares of common stock that Mr. McKee has the right to acquire from us within 60 days of April 17, 2019.

(11)
Includes (a) 17,949 shares of common stock owned by Dr. Tursi and (b) 113,000 shares of common stock that Dr. Tursi has the right to acquire from us within 60 days of April 17, 2019.

(12)
Includes (a) 24,949 shares of common stock owned by Dr. Shetty and (b) 99,000 shares of common stock that Dr. Shetty has the right to acquire from us within 60 days of April 17, 2019.

(13)
Includes (a) 17,949 shares of common stock owned by Mr. Fischer and (b) 78,000 shares of common stock that Mr. Fischer has the right to acquire from us within 60 days of April 17, 2019.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2018 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	5,835,455	(2)	$4.34	1,988,069
Equity Compensation plans not approved by stockholders	—		—	—
Total	5,835,455			1,988,069

(1)
Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.

(2)
Consists of outstanding (i) options to purchase 5,687,901 shares of common stock and (ii) restricted stock units covering an aggregate of 147,554 shares of common stock. Shares in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In addition to the cash and equity compensation arrangements of our directors and named executive officers discussed above under "Management—Director Compensation" and "Executive Compensation," the following is a description of transactions since January 1, 2018, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with or immediate family members of any of the foregoing, had or will have a direct or indirect material interest.

Employment Agreements

        We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements, see the section of this prospectus entitled "Executive Compensation."

Equity Awards and Payments to Executive Officers and Directors

        We have granted stock options to our executive officers and certain of our directors and paid fees to certain of our directors as more fully described in the section entitled "Management—Director Compensation" and "Executive Compensation."

Review and Approval of Related Party Transactions

        Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

        A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person's interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

  •
  the related person's interest in the transaction;

  •
  the approximate dollar value of the transaction;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

  •
  the purpose and potential benefit to us of the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2018, all Section 16(a) filing requirements were satisfied in a timely manner.

AUDIT COMMITTEE REPORT

        The information contained in the following report of Agile's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Agile's audit committee charter, published on the corporate governance section of Agile's website at http://ir.agiletherapeutics.com/.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2018

        The audit committee has reviewed and discussed with Agile's management and Ernst & Young LLP the audited financial statements of Agile Therapeutics, Inc. for the year ended December 31, 2018. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Agile's annual report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

William T. McKee (Chair)
John Hubbard, Ph.D., FCP
Abhijeet Lele

 OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Agile may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS
Princeton, NJ April 25, 2019

If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions up until 11:59 proxy card in hand when you call and then follow the instructions. John Sample 234567 VOTE BY MAIL 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Seth H. Z. Fischer 02) William T. McKee The Board of Directors recommends you vote FOR proposal 2. 2. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ForAgainst Abstain 0 0 0 (see reverse for instructions) John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000415359_1 R1.0.1.18 For address change/comments, mark here. 0 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 P.M. Eastern Time the day before the cut-off date or meeting date. Have your 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 C/O Broadridge P.O BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement are available at www.proxyvote.com AGILE THERAPEUTICS, INC. Annual Meeting of Stockholders June 6, 2019 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Geoffrey P. Gilmore and Scott Coiante, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on June 6, 2019, at the Princeton Marriott at Forrestal, 100 College Road East, Princeton, New Jersey 08540, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000415359_2 R1.0.1.18